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EXHIBIT 99.1

[MARKLAND TECHNOLOGIES LOGO]
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NEWS RELEASE
For Immediate Release:
JULY 10, 2003


        MARKLAND TECHNOLOGIES, INC. CURRENT DIRECTORS ISSUE A RESPONSE TO
           JULY 8TH PRESS RELEASE ISSUED BY SHAREHOLDER EUROTECH LTD.


RIDGEFIELD, Conn. - July10 , 2003 - Markland Technologies, Inc. (OTC: MKLD), (www.marklandtech.com), an integrated security company, is issuing this response to the July 8, 2003 press release by Eurotech Ltd. announcing an attempted removal of the members of the board of directors of Markland Technologies.

Mr. Robert Tarini, Chairman of the Board, stated, "Eurotech is a minority owner of Markland and we believe it has not procured sufficient additional votes to effect the action it announced. Accordingly, the incumbent members, comprised of myself, Kenneth P. Ducey and Delmar R. Kintner, remain the board of directors of Markland Technologies. I cannot foresee a scenario where Eurotech's proposed action would be in the best interest of Eurotech's or Markland's shareholders. Our intent is to continue to move forward with our business strategy, including the announced partnerships and acquisitions according to terms previously disclosed."

Since December of 2002, the management of Markland has successfully executed on their announced plan of building an integrated security company through strategic marketing agreements and acquisitions that have lead to a substantial product portfolio and revenue base.

The accomplishments include

- The successful acquisition of companies and assets that have led to over five government contracts
- Two announced proposed acquisitions of Homeland Security companies which are involved in facial recognition and chemical detection respectively
- A teaming arrangement with a major contractor with respect to the US VISIT project
- A marketing and distribution agreement for Markland's Automated Container Sensor (ACS) technology

Mr. Tarini stated, "All in all we believe we have accomplished much in a short period of time and will strive to continue to meet our goals as per our business plan."

President and Director, Ken Ducey stated, "Our integrated security strategy has been very successful to date. We have accomplished our revenue targets, and in addition received a substantial amount of credible media exposure that will help us grow further in the future. We are confident we will happily satisfy all our shareholders going forward as we accomplish our objectives."

For additional information about Markland Technologies and its portfolio of technologies , visit the Company website: www.marklandtech.com

ABOUT MARKLAND TECHNOLOGIES
http://www.marklandtech.com


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Markland Technologies is committed to helping secure America by providing innovative emerging technologies and expert services to meet the country's needs to protect our people, our borders and our infrastructure assets.

The Company is a member of the Homeland Security Industries Association http://www.hsianet.org.

"FORWARD-LOOKING STATEMENTS"

INVESTORS ARE CAUTIONED THAT CERTAIN STATEMENTS CONTAINED IN THIS DOCUMENT AS WELL AS SOME STATEMENTS IN PERIODIC PRESS RELEASES AND SOME ORAL STATEMENTS OF MARKLAND TECHNOLOGIES OFFICIALS DURING PRESENTATIONS ABOUT MARKLAND TECHNOLOGIES, ARE "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT").
FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS WHICH ARE PREDICTIVE IN NATURE, WHICH DEPEND UPON OR REFER TO FUTURE EVENTS OR CONDITIONS, WHICH INCLUDE WORDS SUCH AS "EXPECTS", "ANTICIPATES", "INTENDS", "PLANS", "BELIEVES", "ESTIMATES", OR SIMILAR EXPRESSIONS. IN ADDITION, ANY STATEMENTS CONCERNING FUTURE FINANCIAL PERFORMANCE (INCLUDING FUTURE REVENUES, EARNINGS OR GROWTH RATES), ONGOING BUSINESS STRATEGIES OR PROSPECTS, AND POSSIBLE FUTURE ACTIONS, WHICH MAY BE PROVIDED BY MANAGEMENT, ARE ALSO FORWARD-LOOKING STATEMENTS AS DEFINED BY THE ACT.
SOME OF THE FACTORS THAT COULD SIGNIFICANTLY IMPACT THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE INCLUDE, BUT ARE NOT LIMITED TO: INSUFFICIENT CASH FLOW TO CONTINUE TO FUND THE DEVELOPMENT AND MARKETING OF THE COMPANY'S PRODUCTS AND TECHNOLOGY; A REJECTION OF THE COMPANY'S PRODUCTS AND TECHNOLOGIES BY THE MARKETPLACE, AND; DISPUTES AS TO THE COMPANY'S INTELLECTUAL PROPERTY RIGHTS. FORWARD-LOOKING STATEMENTS ARE BASED UPON CURRENT EXPECTATIONS AND PROJECTIONS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS ABOUT MARKLAND TECHNOLOGIES, ITS PRODUCTS, ECONOMIC AND MARKET FACTORS AND THE INDUSTRIES IN WHICH MARKLAND TECHNOLOGIES DOES BUSINESS, AMONG OTHER THINGS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND MARKLAND TECHNOLOGIES HAS NO SPECIFIC INTENTION TO UPDATE THESE STATEMENTS. MORE DETAILED INFORMATION ABOUT THOSE FACTORS IS CONTAINED IN MARKLAND TECHNOLOGIES FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOR FULL DETAILS, CLICK HERE: http://www.marklandtech.com

CONTACT:
MARKLAND TECHNOLOGIES
http://www.marklandtech.com

DAWN VAN ZANT, ECON INVESTOR RELATIONS, INC.,
1-866-730-1151
dvanzant@investorideas.com
OR
TREVOR RUEHS
truehs@investorideas.com

FOR FULL DETAILS, CLICK HERE:
http://www.investorideas.com/Companies/MarklandTech/NewsReleases.asp



                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE HTTP://WWW.MARKLANDTECH.COM


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